EXHIBIT 99.2

Private Securities Litigation Reform Act of 1995

Safe Harbor Compliance Statement for Forward-Looking Statements

Certain matters the Company discusses in its public statements may constitute forward-looking statements. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions which concern the Company’s strategy, plans, projections or intentions. Examples of forward-looking statements include, but are not limited to, all statements the Company makes relating to revenue, EBITDA, earnings, margins, growth rates and other financial results for future periods.  Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) no adverse impact on the Company’s business as a result of its high degree of leverage; (b) successful implementation and improvement of processing systems to provide new products, improved functionality and increased efficiencies; (c)              anticipation of and response to technological changes, particularly with respect to e-commerce and mobile commerce, including the success of the Company’s merchant suite, Clover and Perka solutions; (d) achieving planned revenue growth throughout the Company, including in the merchant alliance program which involves several alliances not under the sole control of the Company and each of which acts independently of the others, and successful management of pricing pressures through cost efficiencies and other cost-management initiatives; (e) no material breach of security of any of the Company’s systems; (f) no catastrophic events that could impact the Company’s or its major customers’ operating facilities, communication systems and technology or that has a material negative impact on current economic conditions or levels of consumer spending; (g) no adverse impacts from currency exchange rates or currency controls imposed by any government or otherwise; (h) successfully adjusting to the new U.S. financial regulatory reform legislation and regulations; (i) successful conversions under service contracts with major clients; (j) no further consolidation among client financial institutions or other client groups which has a significant impact on Company client relationships and no material loss of business from significant customers of the Company; (k) successfully managing the credit and fraud risks in the Company’s business units and the merchant alliances, particularly in the context of the developing e-commerce markets; (l) continuing development and maintenance of appropriate business continuity plans for the Company’s processing systems based on the needs and risks relative to each such system; (m) no unanticipated changes in laws, regulations, credit card association rules or other industry standards affecting the Company’s businesses which require significant product redevelopment efforts, reduce the market for or value of its products or render products obsolete; (n) continuation of the existing interest rate environment so as to avoid unanticipated increases in interest on the Company’s borrowings; (o) no unanticipated developments relating to lawsuits, investigations or similar matters; (p) successfully managing the potential both for patent protection and patent liability, and other risks that are set forth in the “Risk Factors” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of the Annual Report on Form 10-K for the period ended December 31, 2013 and the “Risk Factors” section of the Quarterly Reports on Form 10-Q for the periods ending March 31, 2014 and June 30, 2014. The Company does not intend to revise or update any forward-looking statement because of new information or future developments that may arise.